EXHIBIT 31.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Judy Bruner, certify that:

1.      I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q/A of SanDisk Corporation for the quarter ended October 3, 2010; and

2.      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 8, 2011	/s/ Judy Bruner
Judy Bruner Executive Vice President, Administration and Chief Financial Officer (Principal Financial Officer)